388 Greenwich St., 26th Fl

New York, NY 10013

OFFICER’S CERTIFICATE

I, James Maitland , a Managing Director of Citibank, N.A. (the “Company”), hereby certify, with respect to the Pooling and Servicing Agreements listed on the attached Exhibit A, the following

1. A review of the Company’s activities as Securities Administrator during the reporting period ending December 31, 2025, and its performance under the Agreements have been made under my supervision.

2. To the best of my knowledge, based on such review, as of and for the reporting period ending December 31, 2025, the Company has fulfilled all of its obligations under the Agreements in all material respects throughout the reporting period.

This statement is given by the undersigned as an authorized officer of the Company and not in the undersigned’s individual capacity.

Date: February 27, 2026

Citibank, N.A.

/s/ James Maitland

Name: James Maitland

Title: Managing Director

388 Greenwich St., 26th Fl

New York, NY 10013

EXHIBIT A

PSAs and Transactions

1.
Amended and Restated Pooling and Servicing Agreement, dated as of January 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer, Citibank. N.A. and securities administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee for Sequoia Mortgage Trust, 2012-6 Mortgage Pass-Through Certificates, Series 2012-6
2.
Amended and Restated Pooling and Servicing Agreement, dated as of January 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer, Citibank. N.A. and securities administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee for Sequoia Mortgage Trust, 2013-2 Mortgage Pass-Through Certificates, Series 2013-2
3.
Amended and Restated Pooling and Servicing Agreement, dated as of January 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer, Citibank. N.A. and securities administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee for Sequoia Mortgage Trust, 2013-3 Mortgage Pass-Through Certificates, Series 2013-3
4.
Amended and Restated Pooling and Servicing Agreement, dated as of January 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer, Citibank. N.A. and securities administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee for Sequoia Mortgage Trust, 2013-4 Mortgage Pass-Through Certificates, Series 2013-4
5.
Amended and Restated Pooling and Servicing Agreement, dated as of January 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer, Citibank. N.A. and securities administrator and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee for Sequoia Mortgage Trust, 2013-6 Mortgage Pass-Through Certificates, Series 2013-6
6.
Amended and Restated Pooling and Servicing Agreement, dated as of January 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer, Citibank. N.A. and securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2013-7 Mortgage Pass-Through Certificates, Series 2013-7
7.
Pooling and Servicing Agreement, dated as of June 1, 2013, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2013-8 Mortgage Pass-Through Certificates, Series 2013-8.

388 Greenwich St., 26th Fl

New York, NY 10013

8.
Pooling and Servicing Agreement, dated as of June 1, 2013, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2013-9 Mortgage Pass-Through Certificates, Series 2013-9.
9.
Pooling and Servicing Agreement, dated as of July 1, 2013, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2013-10 Mortgage Pass-Through Certificates, Series 2013-10.
10.
Pooling and Servicing Agreement, dated as of August 1, 2013, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2013-11 Mortgage Pass-Through Certificates, Series 2013-11.
11.
Pooling and Servicing Agreement, dated as of March 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2014-1 Mortgage Pass-Through Certificates, Series 2014-1.
12.
Pooling and Servicing Agreement, dated as of November 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2014-4 Mortgage Pass-Through Certificates, Series 2014-4.
13.
Pooling and Servicing Agreement, dated as of January 1, 2015, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2015-1 Mortgage Pass-Through Certificates, Series 2015-1.
14.
Pooling and Servicing Agreement, dated as of April 1, 2015, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2015-2 Mortgage Pass-Through Certificates, Series 2015-2.
15.
Pooling and Servicing Agreement, dated as of June 1, 2015, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2015-3 Mortgage Pass-Through Certificates, Series 2015-3.
16.
Pooling and Servicing Agreement, dated as of November 1, 2015, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2015-4 Mortgage Pass-Through Certificates, Series 2015-4.

388 Greenwich St., 26th Fl

New York, NY 10013

17.
Pooling and Servicing Agreement, dated as of May 1, 2016, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2016-1 Mortgage Pass-Through Certificates, Series 2016-1.
18.
Pooling and Servicing Agreement, dated as of July 1, 2016, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2016-2 Mortgage Pass-Through Certificates, Series 2016-2.
19.
Pooling and Servicing Agreement, dated as of October 1, 2016, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2016-3 Mortgage Pass-Through Certificates, Series 2016-3.
20.
Pooling and Servicing Agreement, dated as of January 1, 2017, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2017-1 Mortgage Pass-Through Certificates, Series 2017-1.
21.
Pooling and Servicing Agreement, dated as of February 1, 2017, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2017-2 Mortgage Pass-Through Certificates, Series 2017-2.
22.
Pooling and Servicing Agreement, dated as of March 1, 2017, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2017-3 Mortgage Pass-Through Certificates, Series 2017-3.
23.
Pooling and Servicing Agreement, dated as of June 1, 2017, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2017-4 Mortgage Pass-Through Certificates, Series 2017-4.
24.
Pooling and Servicing Agreement, dated as of July 1, 2017, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2017-5 Mortgage Pass-Through Certificates, Series 2017-5.
25.
Pooling and Servicing Agreement, dated as of August 1, 2017, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2017-6 Mortgage Pass-Through Certificates, Series 2017-6.

388 Greenwich St., 26th Fl

New York, NY 10013

26.
Pooling and Servicing Agreement, dated as of September 1, 2017, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2017-7 Mortgage Pass-Through Certificates, Series 2017-7.
27.
Pooling and Servicing Agreement, dated as of September 1, 2017, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2017-CH1 Mortgage Pass-Through Certificates, Series 2017-CH1.
28.
Pooling and Servicing Agreement, dated as of November 1, 2017, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2017-CH2 Mortgage Pass-Through Certificates, Series 2017-CH2.
29.
Pooling and Servicing Agreement, dated as of January 1, 2018, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2018-1 Mortgage Pass-Through Certificates, Series 2018-1.
30.
Pooling and Servicing Agreement, dated as of January 1, 2018, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2018-2 Mortgage Pass-Through Certificates, Series 2018-2.
31.
Pooling and Servicing Agreement, dated as of February 1, 2018, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2018-3 Mortgage Pass-Through Certificates, Series 2018-3.
32.
Pooling and Servicing Agreement, dated as of April 1, 2018, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2018-4 Mortgage Pass-Through Certificates, Series 2018-4.
33.
Pooling and Servicing Agreement, dated as of April 1, 2018, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2018-5 Mortgage Pass-Through Certificates, Series 2018-5.
34.
Pooling and Servicing Agreement, dated as of June 1, 2018, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2018-6 Mortgage Pass-Through Certificates, Series 2018-6.

388 Greenwich St., 26th Fl

New York, NY 10013

35.
Pooling and Servicing Agreement, dated as of August 1, 2018, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC, as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2018-7 Mortgage Pass-Through Certificates, Series 2018-7.
36.
Pooling and Servicing Agreement, dated as of February 1, 2018, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage, Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2018-CH1 Mortgage Pass-Through Certificates, Series 2018-CH1.
37.
Pooling and Servicing Agreement, dated as of May 1, 2018, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2018-CH2 Mortgage Pass-Through Certificates, Series 2018-CH2.
38.
Pooling and Servicing Agreement, dated as of July 1, 2018, by and among Sequoia Residential Funding, Inc., as depositor, Citimortgage Inc., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2018-CH3 Mortgage Pass-Through Certificates, Series 2018-CH3.
39.
Pooling and Servicing Agreement, dated as of September 1, 2018, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC, as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2018-CH4 Mortgage Pass-Through Certificates, Series 2018-CH4.
40.
Pooling and Servicing Agreement, dated as of May 1, 2019, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2019-2 Mortgage Pass-Through Certificates, Series 2019-2.
41.
Pooling and Servicing Agreement, dated as of August 1, 2019, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2019-3 Mortgage Pass-Through Certificates, Series 2019-3.
42.
Pooling and Servicing Agreement, dated as of October 1, 2019, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2019-4 Mortgage Pass-Through Certificates, Series 2019-4.
43.
Pooling and Servicing Agreement, dated as of November 1, 2019, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2019-5 Mortgage Pass-Through Certificates, Series 2019-5.

388 Greenwich St., 26th Fl

New York, NY 10013

44.
Pooling and Servicing Agreement, dated as of February 1, 2019, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2019-CH1 Mortgage Pass-Through Certificates, Series 2019-CH1.
45.
Pooling and Servicing Agreement, dated as of July 1, 2019, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2019-CH2 Mortgage Pass-Through Certificates, Series 2019-CH2.
46.
Pooling and Servicing Agreement, dated as of September 1, 2019, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2019-CH3 Mortgage Pass-Through Certificates, Series 2019-CH3.
47.
Pooling and Servicing Agreement, dated as of January 1, 2020, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2020-1 Mortgage Pass-Through Certificates, Series 2020-1.
48.
Pooling and Servicing Agreement, dated as of February 1, 2020, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2020-2 Mortgage Pass-Through Certificates, Series 2020-2
49.
Pooling and Servicing Agreement, dated as of March 1, 2020, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2020-3 Mortgage Pass-Through Certificates, Series 2020-3
50.
Pooling and Servicing Agreement, dated as of October 1, 2020, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2020-4 Mortgage Pass-Through Certificates, Series 2020-4.
51.
Pooling and Servicing Agreement, dated as of December 1, 2020, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2020-5 Mortgage Pass-Through Certificates, Series 2020-5.
52.
Pooling and Servicing Agreement, dated as of June 1, 2020, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2020-MC1 Mortgage Pass-Through Certificates, Series 2020-MC1

388 Greenwich St., 26th Fl

New York, NY 10013

53.
Pooling and Servicing Agreement, dated as of February 1, 2021, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2021-1 Mortgage Pass-Through Certificates, Series 2021-1
54.
Pooling and Servicing Agreement, dated as of March 1, 2021, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2021-2 Mortgage Pass-Through Certificates, Series 2021-2
55.
Pooling and Servicing Agreement, dated as of April 1, 2021, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2021-3 Mortgage Pass-Through Certificates, Series 2021-3
56.
Pooling and Servicing Agreement, dated as of May 1, 2021, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2021-4 Mortgage Pass-Through Certificates, Series 2021-4
57.
Pooling and Servicing Agreement, dated as of June 1, 2021, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2021-5 Mortgage Pass-Through Certificates, Series 2021-5
58.
Pooling and Servicing Agreement, dated as of September 1, 2021, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2021-6 Mortgage Pass-Through Certificates, Series 2021-6
59.
Pooling and Servicing Agreement, dated as of October 1, 2021, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2021-7 Mortgage Pass-Through Certificates, Series 2021-7
60.
Pooling and Servicing Agreement, dated as of November 1, 2021, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2021-8 Mortgage Pass-Through Certificates, Series 2021-8
61.
Pooling and Servicing Agreement, dated as of December 1, 2021, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2021-9 Mortgage Pass-Through Certificates, Series 2021-9

388 Greenwich St., 26th Fl

New York, NY 10013

62.
Pooling and Servicing Agreement, dated as of January 1, 2022, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2022-1 Mortgage Pass-Through Certificates, Series 2022-1
63.
Pooling and Servicing Agreement, dated as of January 1, 2023, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2023-1 Mortgage Pass-Through Certificates, Series 2023-1
64.
Pooling and Servicing Agreement, dated as of March 1, 2023, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2023-2 Mortgage Pass-Through Certificates, Series 2023-2
65.
Pooling and Servicing Agreement, dated as of August 1, 2023, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2023-3 Mortgage Pass-Through Certificates, Series 2023-3
66.
Pooling and Servicing Agreement, dated as of October 1, 2023, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2023-4 Mortgage Pass-Through Certificates, Series 2023-4
67.
Pooling and Servicing Agreement, dated as of November 1, 2023, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2023-5 Mortgage Pass-Through Certificates, Series 2023-5
68.
Pooling and Servicing Agreement, dated as of January 1, 2024 by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2024-1 Mortgage Pass-Through Certificates, Series 2024-1
69.
Pooling and Servicing Agreement, dated as of February 1, 2024, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2024-2 Mortgage Pass-Through Certificates, Series 2024-2
70.
Pooling and Servicing Agreement, dated as of March 1, 2024, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2024-3 Mortgage Pass-Through Certificates, Series 2024-3

388 Greenwich St., 26th Fl

New York, NY 10013

71.
Pooling and Servicing Agreement, dated as of April 1, 2024, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2024-4 Mortgage Pass-Through Certificates, Series 2024-4
72.
Pooling and Servicing Agreement, dated as of May 1, 2024, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2024-5 Mortgage Pass-Through Certificates, Series 2024-5
73.
Pooling and Servicing Agreement, dated as of June 1, 2024, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2024-6 Mortgage Pass-Through Certificates, Series 2024-6
74.
Pooling and Servicing Agreement, dated as of July 1, 2024, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2024-7 Mortgage Pass-Through Certificates, Series 2024-7
75.
Pooling and Servicing Agreement, dated as of August 1, 2024, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2024-8 Mortgage Pass-Through Certificates, Series 2024-8
76.
Pooling and Servicing Agreement, dated as of September 1, 2024, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2024-9 Mortgage Pass-Through Certificates, Series 2024-9
77.
Pooling and Servicing Agreement, dated as of October 1, 2024, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2024-10 Mortgage Pass-Through Certificates, Series 2024-10
78.
Pooling and Servicing Agreement, dated as of October 1, 2024, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2024-HYB1 Mortgage Pass-Through Certificates, Series 2024-HYB1
79.
Pooling and Servicing Agreement, dated as of November 1, 2024, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2024-INV1 Mortgage Pass-Through Certificates, Series 2024-INV1

388 Greenwich St., 26th Fl

New York, NY 10013

80.
Pooling and Servicing Agreement, dated as of January 1, 2025, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2025-1 Mortgage Pass-Through Certificates, Series 2025-1
81.
Pooling and Servicing Agreement, dated as of February 1, 2025, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2025-2 Mortgage Pass-Through Certificates, Series 2025-2
82.
Pooling and Servicing Agreement, dated as of March 1, 2025, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2025-3 Mortgage Pass-Through Certificates, Series 2025-3
83.
Pooling and Servicing Agreement, dated as of April 1, 2025, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2025-4 Mortgage Pass-Through Certificates, Series 2025-4
84.
Pooling and Servicing Agreement, dated as of May 1, 2025, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2025-5 Mortgage Pass-Through Certificates, Series 2025-5
85.
Pooling and Servicing Agreement, dated as of June 1, 2025, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2025-6 Mortgage Pass-Through Certificates, Series 2025-6
86.
Pooling and Servicing Agreement, dated as of July 1, 2025, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2025-7 Mortgage Pass-Through Certificates, Series 2025-7
87.
Pooling and Servicing Agreement, dated as of August 1, 2025, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2025-8 Mortgage Pass-Through Certificates, Series 2025-8
88.
Pooling and Servicing Agreement, dated as of September 1, 2025, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2025-9 Mortgage Pass-Through Certificates, Series 2025-9

388 Greenwich St., 26th Fl

New York, NY 10013

89.
Pooling and Servicing Agreement, dated as of October 1, 2025, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2025-10 Mortgage Pass-Through Certificates, Series 2025-10
90.
Pooling and Servicing Agreement, dated as of October 1, 2025, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2025-11 Mortgage Pass-Through Certificates, Series 2025-11
91.
Pooling and Servicing Agreement, dated as of November 1, 2025, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2025-12 Mortgage Pass-Through Certificates, Series 2025-12
92.
Pooling and Servicing Agreement, dated as of December 1, 2025, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2025-13 Mortgage Pass-Through Certificates, Series 2025-13
93.
Pooling and Servicing Agreement, dated as of May 1, 2025, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2025-S1 Mortgage Pass-Through Certificates, Series 2025-S1
94.
Pooling and Servicing Agreement, dated as of November 1, 2025, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2025-S2 Mortgage Pass-Through Certificates, Series 2025-S2
95.
Pooling and Servicing Agreement, dated as of September 1, 2025, by and among Sequoia Residential Funding, Inc., as depositor, Nationstar Mortgage LLC., as master servicer, Citibank, N.A. as securities administrator and Wilmington Trust, National Association, as trustee for Sequoia Mortgage Trust, 2025-HYB1 Mortgage Pass-Through Certificates, Series 2025-HYB1